SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

Delaware	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)

(415) 501-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On April 24, 2012, Levi Strauss & Co. (the “Company”) entered into a purchase agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated to sell $385.0 million aggregate principal amount 6 7/8% Senior Notes due 2022 of the Company in accordance with a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement, dated April 24, 2012, between Levi Strauss & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated relating to the private placement of 6 7/8% Senior Notes due 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

Date: April 27, 2012	By:	/s/ Heidi L. Manes
	Name:	Heidi L. Manes
	Title:	Vice President and Controller

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